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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 10, 1996 incorporated by reference in Star Banc Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

Cincinnati, Ohio
January 13, 1997